RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 71.0%

Park National Corp.

600

$

42,510

Lexington Realty Trust†

2,950

42,509

FINANCIALS 14.0%

Strategic Hotel Capital, Inc.

3,160

41,491

Nationwide Health Properties,

Omega Healthcare Investors,

Inc.†

2,790

$

94,162

Inc.†

2,370

41,143

Realty Income Corp.†

3,210

82,240

United Fire & Casualty Co.

1,070

40,018

Aspen Insurance Holdings

American Financial Realty

Ltd.†

2,930

77,293

Trust†

4,960

39,382

Senior Housing Properties

South Financial Group, Inc.†

2,600

38,636

Trust†

3,190

75,603

Pacific Capital Bancorp†

1,780

38,270

Waddell & Reed Financial,

Stifel Financial Corp.*†

850

38,165

Inc. — Class A†

1,970

63,296

Odyssey Re Holdings Corp.

980

36,015

Platinum Underwriters

FelCor Lodging Trust, Inc.†

2,990

35,970

Holdings Ltd.†

1,940

62,972

Citizens Banking Corp.

2,830

35,177

IPC Holdings Ltd.†

2,210

61,880

Safety Insurance Group, Inc.

1,010

34,471

Alexandria Real Estate

Renasant Corp.†

1,520

34,200

Equities, Inc.†

660

61,195

First Merchants Corp.

1,190

33,963

National Retail Properties,

Glacier Bancorp, Inc.†

1,770

33,931

Inc.†

2,650

58,432

IBERIABANK Corp.†

760

33,630

Knight Capital Group, Inc. —

Highwoods Properties, Inc.†

1,070

33,245

Class A*†

3,450

56,028

Ares Capital Corp.

2,640

33,185

Max Capital Group Ltd.†

2,136

55,942

Acadia Realty Trust†

1,340

32,361

First Industrial Realty Trust,

NewAlliance Bancshares, Inc.

2,630

32,244

Inc.†

1,760

54,366

Tower Group, Inc.†

1,265

31,840

Montpelier Re Holdings Ltd.

3,310

53,125

Horace Mann Educators

Delphi Financial Group, Inc.

Corp.†

1,820

31,814

— Class A

1,810

52,906

United America Indemnity

Entertainment Properties

Ltd. - Class A*

1,650

31,779

Trust†

1,070

52,783

United Community Banks,

Post Properties, Inc.†

1,350

52,137

Inc.†

1,850

31,413

BioMed Realty Trust, Inc.†

2,180

52,080

Univest Corp. of

Greenhill & Co., Inc.

730

50,779

Pennsylvania

1,180

30,904

First Niagara Financial

Omega Financial Corp.†

990

30,888

Group, Inc.†

3,710

50,419

Presidential Life Corp.†

1,765

30,782

Mid-America Apartment

First Financial Corp.

1,000

30,780

Communities, Inc.†

1,010

50,338

SeaBright Insurance

DiamondRock Hospitality Co.

3,840

48,653

Holdings, Inc.*

2,089

30,771

SVB Financial Group*†

1,080

47,131

Prospect Capital Corp.†

2,016

30,684

Eastgroup Properties, Inc.†

1,008

46,832

Universal Health Realty

Extra Space Storage, Inc.†

2,795

45,251

Income Trust

920

30,636

Prosperity Bancshares, Inc.†

1,570

44,996

Dollar Financial Corp.*

1,300

29,900

Assured Guaranty Ltd.†

1,890

44,869

First Community

Sunstone Hotel Investors, Inc.

2,730

43,707

Bancshares/VA, Inc.

820

29,864

National Financial Partners

Harleysville National Corp.

2,060

29,705

Corp.†

1,940

43,592

First Mercury Financial

Cathay General Bancorp†

2,090

43,326

Corp.*

1,700

29,597

GFI Group, Inc.

750

42,975

Navigators Group, Inc.*†

530

28,832

Redwood Trust, Inc.†

1,180

42,893

Medical Properties Trust,

Cash America International,

Inc.†

2,540

28,753

Inc.†

1,170

42,588

Chemical Financial Corp.†

1,200

28,608

1

RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Hercules Technology Growth

Sterling Financial Corp.*†

1,380

$

21,542

Capital, Inc.

2,620

$

28,453

ProAssurance Corp.*†

400

21,532

Sterling Bancshares, Inc.†

2,820

28,031

Commerce Group, Inc.†

590

21,275

FBL Financial Group, Inc. —

Green Bankshares, Inc.

1,200

21,228

Class A

980

27,920

Imperial Capital Bancorp, Inc.

980

21,188

Old Second Bancorp, Inc.

1,050

27,888

Berkshire Hills Bancorp, Inc.

840

21,160

Umpqua Holding Corp.†

1,790

27,763

First Bancorp

1,057

21,066

Marathon Acquisition

MFA Mortgage Investments,

Corp.*†

3,580

27,638

Inc.

3,320

20,916

Getty Realty Corp.

1,700

27,081

Susquehanna Bancshares,

Community Bank System,

Inc.†

1,010

20,574

Inc.†

1,100

27,016

WesBanco, Inc.

786

19,422

Provident Financial Services,

First Bancorp Puerto Rico†

1,910

19,406

Inc.†

1,910

27,007

Cedar Shopping Centers, Inc.

1,656

19,342

Digital Realty Trust, Inc.†

760

26,980

West Coast Bancorp

1,310

19,113

Sovran Self Storage, Inc.†

630

26,907

LaSalle Hotel Properties†

660

18,962

Donegal Group, Inc. — Class

Central Pacific Financial

A

1,540

26,796

Corp.†

1,000

18,850

NTR Acquisition Co.*†

2,780

26,605

Parkway Properties, Inc.†

510

18,850

Independent Bank Corp.†

2,547

26,438

Home Properties, Inc.†

390

18,716

Evercore Partners, Inc. —

Potlatch Corp.

440

18,159

Class A

1,470

26,092

NorthStar Realty Finance

UCBH Holdings, Inc.†

3,290

25,530

Corp.†

2,201

17,982

Tanger Factory Outlet

National Health Investors,

Centers, Inc.†

660

25,390

Inc.

558

17,437

Apollo Investment Corp.†

1,600

25,328

Winthrop Realty Trust†

4,130

17,016

Texas Capital Bancshares,

Ezcorp, Inc. — Class A*†

1,380

16,988

Inc.*

1,490

25,151

Kohlberg Capital Corp.

1,630

16,919

Saul Centers, Inc.

498

25,020

Sierra Bancorp†

770

16,640

Agree Realty Corp.†

910

24,979

Westamerica Bancorporation†

316

16,622

Ramco-Gershenson Properties

1st Source Corp.

779

16,398

Trust

1,176

24,825

AmericanWest Bancorp

1,880

16,394

DCT Industrial Trust, Inc.

2,460

24,502

JER Investors Trust, Inc.†

1,930

16,366

Sandy Spring Bancorp, Inc.

890

24,493

GMH Communities Trust

1,880

16,318

Oriental Financial Group

1,230

24,243

Gramercy Capital Corp.†

775

16,221

optionsXpress Holdings, Inc.†

1,170

24,231

Associated Estates Realty

Mission West Properties

2,540

24,003

Corp.

1,390

15,902

FNB Corp.†

1,530

23,883

Bank Mutual Corp.†

1,480

15,895

Banco Latinoamericano de

Healthcare Realty Trust, Inc.

590

15,428

Exportaciones SA

1,536

23,654

LandAmerica Financial

FirstMerit Corp.†

1,140

23,552

Group, Inc.†

390

15,393

World Acceptance Corp.*†

730

23,250

Castlepoint Holdings Ltd.

1,575

15,325

United Bankshares, Inc.†

869

23,159

First Charter Corp.

570

15,225

GAMCO Investors, Inc. —

Integra Bank Corp.

930

15,066

Class A

458

23,065

BankAtlantic Bancorp, Inc. —

CNA Surety Corp.*

1,498

23,039

Class A

3,850

15,054

Ashford Hospitality Trust,

Midwest Banc Holdings, Inc.†

1,170

14,953

Inc.†

4,020

22,834

Washington Real Estate

Federal Agricultural

Investment Trust†

440

14,705

Mortgage Corp.

841

21,950

First State Bancorporation†

1,060

14,193

Phoenix Cos., Inc.

1,770

21,612

2

RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Boston Private Financial

Arbor Realty Trust, Inc.†

500

$

7,540

Holdings, Inc.†

1,340

$

14,191

Pennsylvania Real Estate

International Bancshares

Investment Trust†

308

7,512

Corp.†

620

14,000

Sterling Financial Corp.

428

7,469

Anthracite Capital, Inc.†

2,100

13,860

Hilb Rogal & Hobbs Co.†

220

6,923

Frontier Financial Corp.†

780

13,790

Franklin Bank Corp.*†

2,130

6,454

Corporate Office Properties

Portfolio Recovery

Trust SBI†

410

13,780

Associates, Inc.

150

6,434

Royal Bancshares of

Franklin Street Properties

Pennsylvania, Inc. —

Corp., Inc.†

440

6,301

Class A†

943

13,645

MB Financial Corp.

190

5,848

CompuCredit Corp.*†

1,524

13,518

Meadowbrook Insurance

Anworth Mortgage Asset

Group Co., Inc.

730

5,701

Corp.†

2,190

13,425

Harleysville Group, Inc.

157

5,666

TrustCo Bank Corp.†

1,500

13,335

Hancock Holding Co.†

130

5,463

National Penn Bancshares,

Ocwen Financial Corp., Inc.*

1,220

5,417

Inc.†

730

13,279

U-Store-It Trust†

473

5,359

RAIT Investment Trust†

1,850

12,839

Inland Real Estate Corp.†

340

5,171

Hersha Hospitality Trust

1,410

12,732

United Security

Advanta Corp.

1,800

12,654

Bancshares/Fresno CA†

307

5,158

First Midwest Bancorp, Inc.†

440

12,219

Community Bancorp*†

370

5,017

Resource Capital Corp.†

1,590

12,036

Interactive Brokers Group,

PFF Bancorp, Inc.†

1,410

11,731

Inc. — Class A*

180

4,621

Selective Insurance Group,

Cousins Properties, Inc.†

170

4,201

Inc.

490

11,701

Grubb & Ellis Co.

600

4,122

Security Bank Corp.†

1,450

11,528

Trustmark Corp.†

180

4,010

MarketAxess Holdings,

Equity Lifestyle Properties,

Inc.*†

1,140

11,332

Inc.

70

3,456

Hanmi Financial Corp.

1,520

11,233

Argo Group International

Hallmark Financial Services,

Holdings Ltd.*

90

3,197

Inc.*

1,000

11,160

LTC Properties, Inc.

110

2,828

Zenith National Insurance

RLI Corp.

40

1,983

Corp.

290

10,399

Crystal River Capital, Inc.

202

1,804

Glimcher Realty Trust

842

10,070

Great Southern Bancorp, Inc.

110

1,717

Amerisafe, Inc.*

790

9,986

Santander BanCorp

160

1,618

Advance America Cash

Bankunited Financial Corp.

Advance Centers, Inc.†

1,260

9,513

— Class A†

317

1,588

UMB Financial Corp.†

230

9,476

Urstadt Biddle Properties, Inc.

100

1,573

City Bank

420

9,353

Simmons First National Corp.

50

1,487

eHealth, Inc.*

420

9,269

Centerline Holding Co.†

340

1,380

Irwin Financial Corp.†

1,686

8,953

Provident Bankshares Corp.

126

1,353

First Community Bancorp†

330

8,861

Flagstone Reinsurance

Columbia Banking Systems,

Holdings

100

1,210

Inc.

390

8,728

Stewart Information Services

FCStone Group, Inc.*†

302

8,365

Corp.

40

1,120

Triad Guaranty, Inc.*†

1,658

8,290

FX Real Estate and

SWS Group, Inc.†

670

8,194

Entertainment, Inc.*

181

1,064

Newcastle Investment Corp.†

941

7,773

Deerfield Capital Corp.

170

239

Cohen & Steers, Inc.†

291

7,709

Employers Holdings, Inc.

10

185

Old National Bancorp†

426

7,668

Total Financials

__________

5,299,287

Bancfirst Corp.

166

7,599

3

RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

INFORMATION TECHNOLOGY 12.8%

SPSS, Inc.*

1,010

$

39,168

Micros Systems, Inc.*†

2,550

$

85,833

Sohu.com, Inc.*

836

37,729

Itron, Inc.*

946

85,358

United Online, Inc.†

3,470

36,643

Sybase, Inc.*

2,970

78,111

Blue Coat Systems, Inc.*†

1,630

35,925

Flir Systems, Inc.*†

2,520

75,827

ATMI, Inc.*†

1,260

35,066

Ansys, Inc.*†

2,140

73,873

Methode Electronics, Inc. —

Polycom, Inc.*†

3,200

72,128

Class A

2,992

34,976

Equinix, Inc.*†

1,080

71,809

Semtech Corp.*

2,410

34,535

Anixter International, Inc.*†

1,090

69,804

Electronics for Imaging,

Jack Henry & Associates, Inc.

2,740

67,596

Inc.*†

2,300

34,316

Parametric Technology

Standard Microsystems

Corp.*†

3,700

59,126

Corp.*

1,170

34,141

ON Semiconductor Corp.*†

10,386

58,992

Lawson Software, Inc.*†

4,480

33,734

VistaPrint Ltd.*†

1,650

57,667

Zoran Corp.*†

2,440

33,330

Emulex Corp.*†

3,360

54,566

Heartland Payment Systems,

SAIC, Inc.*†

2,920

54,283

Inc.†

1,420

32,674

Benchmark Electronics,

TTM Technologies, Inc.*†

2,880

32,602

Inc.*†

2,900

52,055

EMS Technologies, Inc.*

1,180

32,025

MPS Group, Inc.*†

4,310

50,944

Quality Systems, Inc.†

1,070

31,961

Informatica Corp.*†

2,960

50,498

JDA Software Group, Inc.*

1,750

31,938

Foundry Networks, Inc.*†

4,310

49,910

Brightpoint, Inc.*

3,818

31,918

Progress Software Corp.*

1,650

49,368

Entegris, Inc.*

4,390

31,564

CACI International, Inc. —

Arris Group, Inc.*†

5,340

31,079

Class A*†

1,080

49,194

Concur Technologies, Inc.*†

1,000

31,050

Atheros Communications,

InfoSpace, Inc.

2,680

31,008

Inc.*†

2,348

48,932

Technitrol, Inc.

1,340

30,994

Perot Systems Corp. — Class

Vignette Corp.*

2,328

30,753

A*†

3,210

48,278

Interwoven, Inc.*

2,830

30,224

j2 Global Communications,

OSI SYSTEMS INC*

1,310

30,156

Inc.*†

2,150

47,988

Netlogic Microsystems, Inc.*

1,249

30,151

TIBCO Software, Inc.*†

6,590

47,053

Epicor Software Corp.*†

2,680

30,016

Amkor Technology, Inc.*†

4,370

46,759

Tyler Technologies, Inc.*

2,130

29,777

Scansource, Inc.*†

1,230

44,514

SYNTEL INC†

1,100

29,315

ValueClick, Inc.*†

2,567

44,281

Integral Systems, Inc.

1,000

29,230

Checkpoint Systems, Inc.*

1,630

43,766

3Com Corp.*†

12,590

28,831

Mantech International Corp.

Ariba, Inc.*

2,980

28,787

— Class A*

960

43,546

Macrovision Corp.*†

2,080

28,080

Plantronics, Inc.

2,242

43,293

Faro Technologies, Inc.*

890

27,750

SRA International, Inc. —

Avocent Corp.*†

1,590

26,871

Class A*†

1,775

43,150

Cass Information Systems,

OmniVision Technologies,

Inc.†

830

26,195

Inc.*†

2,510

42,218

Sycamore Networks, Inc.*†

7,010

25,657

Nuance Communications,

CMGI, Inc.*

1,930

25,592

Inc.*†

2,400

41,784

Digi International, Inc.*

2,180

25,157

Plexus Corp.*†

1,480

41,514

SonicWALL, Inc.*

3,070

25,082

Euronet Worldwide, Inc.*†

2,130

41,024

CTS Corp.

2,320

24,824

PMC - Sierra, Inc.*†

7,110

40,527

Imergent, Inc.†

2,129

24,249

Skyworks Solutions, Inc.*†

5,510

40,113

Electro Scientific Industries,

Cabot Microelectronics

Inc.*

1,450

23,896

Corp.*†

1,240

39,866

RF Micro Devices, Inc.*

8,870

23,594

Sigma Designs, Inc.*†

1,744

39,536

4

RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Take-Two Interactive

Triquint Semiconductor,

Software, Inc.*

912

$

23,274

Inc.*†

2,650

$

13,409

Rimage Corp.*

1,060

23,214

DSP Group, Inc.*†

1,050

13,377

Multi-Fineline Electronix,

Adaptec, Inc.*

4,530

13,318

Inc.*†

1,230

23,087

TheStreet.com, Inc.

1,630

13,170

Monolithic Power Systems,

AsiaInfo Holdings, Inc.*

1,210

13,141

Inc.*

1,307

23,042

ADTRAN, Inc.

710

13,135

FEI Co.*

1,050

22,922

Exar Corp.*

1,590

13,086

Blackbaud, Inc.

916

22,240

Immersion Corp.*

1,830

13,011

RealNetworks, Inc.*

3,860

22,118

KEMET Corp.*

3,200

12,928

Sykes Enterprises, Inc.*

1,246

21,917

Manhattan Associates, Inc.*

560

12,841

Omniture, Inc.*†

930

21,585

LoopNet, Inc.*†

1,010

12,827

Cirrus Logic, Inc.*

3,171

21,309

Marchex, Inc.

1,270

12,675

Synaptics, Inc.*†

880

21,014

DealerTrack Holdings, Inc.*

620

12,536

Netgear, Inc.*

1,050

20,948

Hittite Microwave Corp.*†

330

12,349

Pericom Semiconductor

Trident Microsystems, Inc.*†

2,360

12,154

Corp.*

1,406

20,640

Rofin-Sinar Technologies,

Imation Corp.†

900

20,466

Inc.*†

270

12,123

Insight Enterprises, Inc.*

1,160

20,300

Tessera Technologies, Inc.*†

577

12,002

Oplink Communications,

THQ, Inc.*†

550

11,990

Inc.*

2,269

20,126

LoJack Corp.*

940

11,882

Micrel, Inc.

2,100

19,467

Smart Modular Technologies

Art Technology Group, Inc.*

4,890

18,973

WWH, Inc.*

1,910

11,861

Microsemi Corp.*†

830

18,924

Rudolph Technologies, Inc.*

1,180

11,529

Mattson Technology, Inc.*

3,080

18,757

Greenfield Online, Inc.*

970

11,504

ViaSat, Inc.*

860

18,679

Gartner, Inc. — Class A*†

590

11,411

Dycom Industries, Inc.*†

1,516

18,207

Harmonic, Inc.*†

1,490

11,324

CSG Systems International,

Mentor Graphics Corp.*

1,280

11,302

Inc.*

1,540

17,510

Cybersource Corp.*†

750

10,958

Mastec, Inc.*†

2,086

17,126

Knot, Inc.*†

930

10,928

Intermec, Inc.*†

750

16,643

Wind River Systems, Inc.*†

1,410

10,913

iGate Corp.*

2,320

16,518

SI International, Inc.*

560

10,746

Loral Space &

Ciber, Inc.*

2,190

10,731

Communications, Inc.*

680

16,211

Kulicke & Soffa Industries,

Novatel Wireless, Inc.*

1,668

16,146

Inc.*

2,199

10,511

Super Micro Computer, Inc.*

1,916

15,999

L-1 Identity Solutions, Inc.*†

790

10,507

Palm, Inc.†

3,190

15,950

Vasco Data Security

Ultra Clean Holdings*†

1,576

15,445

International*

730

9,986

Photronics, Inc.*†

1,590

15,185

CPI International, Inc.*

1,000

9,920

Cogent, Inc.*

1,590

14,994

Cognex Corp.

450

9,824

Hutchinson Technology,

Digital River, Inc.*†

310

9,601

Inc.*†

940

14,955

Comtech Telecommunications

S1 Corp.*

2,100

14,931

Corp.*†

230

8,970

Ness Technologies, Inc.*

1,546

14,672

Black Box Corp.

288

8,885

infoUSA, Inc. — Class B

2,332

14,249

Sirf Technology Holdings,

MAXIMUS, Inc.

388

14,243

Inc.*†

1,710

8,704

Newport Corp.*

1,260

14,074

Synchronoss Technologies,

Sonus Networks, Inc.*†

4,080

14,035

Inc.*

434

8,693

Extreme Networks, Inc.*

4,500

13,950

Wright Express Corp.*

278

8,543

Brooks Automation, Inc.*†

1,390

13,511

LivePerson, Inc.*

2,710

8,401

Radiant Systems, Inc.*†

966

13,495

Mercadolibre, Inc.*

210

8,350

5

RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

CNET Networks, Inc.*

1,170

$

8,307

Walter Industries, Inc.†

869

$

54,425

Chordiant Software, Inc.*

1,340

8,080

IHS, Inc.*

820

52,734

Anadigics, Inc.*†

1,198

7,859

Applied Industrial

Formfactor, Inc.*†

400

7,640

Technologies, Inc.†

1,760

52,606

Network Equipment

Eagle Bulk Shipping, Inc.†

2,040

52,550

Technologies, Inc.*

1,000

6,570

Baldor Electric Co.

1,850

51,800

Echelon Corp.*†

453

6,116

Wabtec Corp.†

1,370

51,594

MicroStrategy, Inc. — Class

Genco Shipping & Trading

A*

80

5,919

Ltd.†

910

51,351

Daktronics, Inc.†

330

5,910

Herman Miller, Inc.†

2,080

51,106

Agilsys, Inc.

500

5,800

United Stationers, Inc.*†

1,039

49,560

Perficient, Inc.*

709

5,629

Regal-Beloit Corp.†

1,350

49,450

Internap Network Services

Mueller Industries, Inc.

1,648

47,545

Corp.*

1,040

5,158

Watsco, Inc.†

1,079

44,692

SAVVIS, Inc.*

300

4,881

GrafTech International Ltd.*†

2,690

43,605

Taleo Corp.*†

240

4,656

Forward Air Corp.

1,210

42,882

Littelfuse, Inc.*

130

4,546

Middleby Corp.*†

670

41,801

Comtech Group, Inc.*

400

4,316

Triumph Group, Inc.†

730

41,559

TiVo, Inc.*

490

4,292

Astec Industries, Inc.*†

1,064

41,241

Global Cash Access Holdings,

Interface, Inc. — Class A†

2,770

38,918

Inc.*

720

4,219

G & K Services, Inc. — Class

MKS Instruments, Inc.*†

177

3,788

A†

1,060

37,747

Avid Technology, Inc.*†

150

3,651

School Specialty, Inc.*†

1,168

36,839

Interactive Intelligence, Inc.*

308

3,625

Columbus McKinnon Corp.

Net 1 UEPS Technologies,

— Class A*†

1,186

36,742

Inc.*†

160

3,608

HUB Group, Inc. — Class

Cavium Networks, Inc.*†

210

3,444

A*†

1,110

36,508

ExlService Holdings, Inc.*

150

3,444

Watson Wyatt & Co.,

Tekelec*

260

3,237

Holdings†

640

36,320

Measurement Specialties,

Republic Airways Holdings,

Inc.*

180

3,145

Inc.*

1,630

35,306

Bankrate, Inc.*†

60

2,993

Horizon Lines, Inc. — Class

Sapient Corp.*

370

2,575

A

1,880

34,987

PC Connection, Inc.*

230

1,822

Viad Corp.†

940

33,849

Ultimate Software Group,

Tecumseh Products Co. —

Inc.*

20

601

Class A*

1,100

33,748

Total Information Technology

__________

4,840,585

Perini Corp.*†

929

33,658

Rush Enterprises, Inc. - Class

INDUSTRIALS 10.1%

A*†

2,076

32,884

Bucyrus International, Inc. —

Robbins & Myers, Inc.

957

31,246

Class A†

1,100

111,815

Cenveo, Inc.*†

2,960

30,962

FTI Consulting, Inc.*†

1,210

85,958

Ameron International Corp.†

329

30,771

Curtiss-Wright Corp.†

1,590

65,953

Huron Consulting Group,

Acuity Brands, Inc.†

1,510

64,854

Inc.*

740

30,747

Valmont Industries, Inc.†

710

62,402

Comfort Systerms USA, Inc.†

2,300

29,923

Actuant Corp. — Class A†

2,020

61,024

Waste Connections, Inc.*†

960

29,510

Belden CDT, Inc.†

1,700

60,044

Teletech Holdings, Inc.*

1,310

29,423

Teledyne Technologies, Inc.*

1,220

57,340

CDI Corp.

1,140

28,557

Esterline Technologies

Hexcel Corp.*†

1,490

28,474

Corp.*†

1,110

55,911

Universal Forest Products,

EMCOR Group, Inc.*

2,460

54,637

Inc.†

880

28,336

6

RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Standex International Corp.

1,268

$

28,327

Cubic Corp.

640

$

18,195

CoStar Group, Inc.*†

650

27,950

ESCO Technologies, Inc.*†

450

17,874

Encore Wire Corp.†

1,500

27,315

TransDigm Group, Inc.*

480

17,784

Deluxe Corp.

1,420

27,278

Wabash National Corp.

1,970

17,710

Superior Essex, Inc.*

950

26,714

NCI Building Systems, Inc.*†

700

16,940

American Commercial Lines,

Navigant Consulting, Inc.*†

890

16,892

Inc.*

1,690

26,702

Barrett Business Services, Inc.

966

16,548

EnPro Industries, Inc.*†

850

26,511

LSI Industries, Inc.

1,230

16,248

UAP Holding Corp.

690

26,455

American Reprographics Co.*

1,080

16,027

TBS International Ltd. —

American Superconductor

Class A*

870

26,274

Corp.*†

650

15,074

Woodward Governor Co.

980

26,186

Ampco-Pittsburgh Corp.

340

14,617

Orbital Sciences Corp.*†

1,080

26,028

Pike Electric Corp.*

998

13,902

Federal Signal Corp.†

1,820

25,407

Briggs & Stratton Corp.†

772

13,819

Michael Baker Corp.*

1,118

25,110

Tetra Tech, Inc.*†

680

13,267

Heidrick & Struggles

Alaska Air Group, Inc.*†

660

12,949

International, Inc.

770

25,048

Heico Corp.†

260

12,675

Simpson Manufacturing Co.,

Aecom Technology Corp.*†

482

12,537

Inc.†

920

25,006

Dollar Thrifty Automotive

PHH Corp.*

1,420

24,751

Group, Inc.*†

893

12,181

Mueller Water Products, Inc. -

IKON Office Solutions, Inc.

1,540

11,704

Class A†

2,970

24,295

First Advantage Corp. —

Clarcor, Inc.†

670

23,818

Class A*

550

11,655

PeopleSupport, Inc.*

2,599

23,703

Knoll, Inc.†

1,000

11,540

Kaman Corp. — Class A

820

23,198

Geo Group, Inc.*

400

11,376

AirTran Holdings, Inc.*†

3,470

22,902

Consolidated Graphics, Inc.*†

202

11,322

Pacer International, Inc.

1,340

22,016

LB Foster Co. — Class A*

260

11,196

Apogee Enterprises, Inc.

1,429

22,007

Energy Conversion Devices,

Schawk, Inc.

1,376

22,002

Inc.*†

350

10,465

Tredegar Corp.

1,190

21,670

Taser International, Inc.*†

1,110

10,434

Nordson Corp.

400

21,540

Nuco2, Inc.*

359

9,969

Gibraltar Industries, Inc.†

1,820

21,349

Dynamic Materials Corp.

226

9,763

Chart Industries, Inc.*

630

21,319

SkyWest, Inc.

450

9,504

American Railcar Industries,

Griffon Corp.*

1,100

9,460

Inc.†

1,047

21,286

Standard Register Co.†

1,200

9,348

Lindsay Manufacturing Co.†

207

21,211

Greenbrier Cos., Inc.

350

9,282

Administaff, Inc.

890

21,013

Sun Hydraulics Corp.

317

9,279

Kenexa Corp. — Class A*

1,120

20,698

Pinnacle Airlines Corp.*

1,060

9,254

Spherion Corp.*

3,370

20,624

Preformed Line Products Co.

190

9,249

Arkansas Best Corp.†

640

20,390

COMSYS IT Partners, Inc.*

1,090

9,221

Celadon Group, Inc.*

2,030

19,650

Evergreen Solar, Inc.*†

970

8,992

Kforce, Inc.*

2,220

19,625

Kaydon Corp.

198

8,694

Volt Information Sciences,

Ceradyne, Inc.*†

270

8,629

Inc.*

1,148

19,470

Mine Safety Appliances Co.†

180

7,414

DynCorp International, Inc. -

Raven Industries, Inc.†

240

7,272

Class A*

1,160

19,349

Twin Disc, Inc.

450

7,119

JetBlue Airways Corp.*†

3,310

19,198

American Science &

TrueBlue, Inc.*

1,410

18,950

Engineering, Inc.†

130

7,094

Brady Corp. — Class A†

560

18,721

Resources Connection, Inc.†

350

6,255

Moog, Inc. — Class A*†

440

18,572

American Ecology Corp.

238

6,029

Tennant Co.†

460

18,313

Clean Harbors, Inc.*

90

5,850

7

RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Team, Inc.*

197

$

5,378

Bio—Rad Laboratories, Inc.

AAR Corp.*†

197

5,372

— Class A*

662

$

58,885

Beacon Roofing Supply,

Owens & Minor, Inc.

1,460

57,436

Inc.*†

530

5,300

AMERIGROUP Corp.*†

2,050

56,026

Granite Construction, Inc.

140

4,579

Meridian Bioscience, Inc.†

1,644

54,959

Barnes Group, Inc.

190

4,361

Magellan Health Services,

On Assignment, Inc.*

679

4,312

Inc.*†

1,366

54,217

Rollins, Inc.

230

4,069

Applera Corp. - Celera

Genesee & Wyoming, Inc. —

Genomics Group*†

3,329

48,936

Class A*†

116

3,990

Parexel International Corp.*

1,870

48,807

Albany International Corp. —

Medicis Pharmaceutical Corp.

Class A

110

3,975

— Class A†

2,433

47,906

Badger Meter, Inc.†

90

3,888

Lifecell Corp.*

1,120

47,074

Stanley, Inc.*

126

3,712

Sunrise Senior Living, Inc.*

2,110

47,011

Flow International Corp.*

380

3,530

Amedisys, Inc.*†

1,180

46,421

Insituform Technologies, Inc.

Cubist Pharmaceuticals,

— Class A*†

250

3,458

Inc.*†

2,512

46,271

ICT Group, Inc.*

340

3,431

Valeant Pharmaceuticals

Mobile Mini, Inc.*

160

3,040

International*†

3,540

45,418

Gencorp, Inc.*†

260

2,675

Martek Biosciences Corp.*†

1,460

44,632

Advisory Board Co.*†

47

2,582

Analogic Corp.

630

41,920

Healthcare Services Group

120

2,477

Eclipsys Corp.*†

2,104

41,259

Cascade Corp.†

50

2,466

NuVasive, Inc.*†

1,190

41,067

Force Protection, Inc.*†

1,010

2,030

KV Pharmaceutical Co.*†

1,640

40,934

II-Vi, Inc.*

50

1,899

Alexion Pharmaceuticals,

FuelCell Energy, Inc.*†

260

1,729

Inc.*†

690

40,917

Integrated Electrical Services,

Alkermes, Inc.*†

3,410

40,511

Inc.*

90

1,414

Affymetrix, Inc.*†

2,320

40,391

ABM Industries, Inc.

30

673

Sciele Pharma, Inc.*†

1,947

37,966

Knight Transportation, Inc.†

40

658

Bruker BioSciences Corp.*†

2,440

37,552

Watts Industries, Inc. — Class

Medarex, Inc.*

4,230

37,435

A†

20

561

Healthways, Inc.*

1,050

37,107

Coleman Cable, Inc.*

40

440

ArthroCare Corp.*†

1,108

36,952

Powell Industries, Inc.*

10

394

The Trizetto Group, Inc.*†

2,208

36,852

Total Industrials

__________

3,828,846

Conmed Corp.*†

1,427

36,588

Cepheid, Inc.*†

1,479

36,073

HEALTH CARE 9.9%

Chemed Corp.

838

35,364

Hologic, Inc.*

3,320

184,592

Phase Forward, Inc.*†

2,070

35,356

Perrigo Co.†

2,410

90,929

Sun Healthcare Group, Inc.*†

2,670

35,084

BioMarin Pharmaceuticals,

Vital Signs, Inc.

680

34,442

Inc.*†

2,470

87,364

Invacare Corp.

1,540

34,311

Illumina, Inc.*†

990

75,141

Zoll Medical Corp.*

1,260

33,503

OSI Pharmaceuticals, Inc.*†

1,916

71,639

Apria Healthcare Group,

Inverness Medical

Inc.*†

1,656

32,706

Innovations, Inc.*†

2,327

70,043

Medicines Co.*†

1,600

32,320

Psychiatric Solutions, Inc.*†

1,936

65,669

Kendle International, Inc.*†

709

31,848

Myriad Genetics, Inc.*†

1,620

65,270

AmSurg Corp.*

1,329

31,471

United Therapeutics Corp.*†

710

61,557

PharmaNet Development

Steris Corp.†

2,250

60,367

Group, Inc.*†

1,240

31,285

Varian, Inc.*†

1,036

60,005

Providence Service Corp.*

1,030

30,900

8

RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Merit Medical Systems,

Cypress Bioscience, Inc.*†

2,100

$

15,036

Inc.*†

1,910

$

30,235

Immucor, Inc.*†

700

14,938

Natus Medical, Inc.*†

1,630

29,585

Cross Country Healthcare,

Sirona Dental Systems, Inc.*†

1,080

29,128

Inc.*

1,190

14,720

National Healthcare Corp.

586

28,538

Seattle Genetics, Inc.*

1,580

14,378

eResearch Technology, Inc.*

2,240

27,821

Datascope Corp.

340

14,086

Omnicell, Inc.*

1,368

27,497

Geron Corp.*†

2,760

13,469

AMN Healthcare Services,

Orasure Technologies, Inc.*†

1,750

12,793

Inc.*

1,750

26,985

Regeneron Pharmaceuticals,

Angiodynamics, Inc.*

2,330

26,935

Inc.*

660

12,665

Par Pharmaceutical Cos.,

RehabCare Group, Inc.*

830

12,450

Inc.*†

1,540

26,781

Healthsouth Corp.*†

680

12,097

SonoSite, Inc.*†

940

26,724

Ariad Pharmaceuticals, Inc.*

3,087

10,403

Onyx Pharmaceuticals, Inc.*†

890

25,837

Human Genome Sciences,

Bentley Pharmaceuticals,

Inc.*†

1,740

10,249

Inc.*

1,580

25,675

Volcano Corp.*

790

9,875

Align Technology, Inc.*†

2,300

25,553

Nighthawk Radiology

Albany Molecular Research,

Holdings, Inc.*

999

9,351

Inc.*

2,090

25,373

Neurocrine Biosciences,

Res-Care, Inc.*

1,468

25,176

Inc.*†

1,580

8,532

Cynosure, Inc.*†

1,180

25,134

Noven Pharmaceuticals, Inc.*

870

7,813

Medical Action Industries,

Conceptus, Inc.*

420

7,795

Inc.*

1,508

24,776

Alpharma, Inc. — Class A*†

290

7,601

Nektar Therapeutics*

3,470

24,082

Enzon Pharmaceuticals, Inc.*

780

7,184

Viropharma, Inc.*

2,640

23,602

Abaxis, Inc.*†

310

7,183

Symmetry Medical, Inc.*†

1,420

23,572

Halozyme Therapeutics, Inc.*

1,060

6,742

Centene Corp.*†

1,650

23,001

Obagi Medical Products,

Molina Healthcare, Inc.*†

920

22,466

Inc.*†

750

6,510

SurModics, Inc.*†

506

21,191

Thoratec Corp.*

420

6,002

Air Methods Corp. — SP

Emergency Medical Services

ADR*

430

20,799

Corp. — Class A*†

238

5,876

inVentiv Health, Inc.*

700

20,167

RTI Biologics, Inc.*†

620

5,859

Cantel Medical Corp.*

1,820

19,328

Alnylam Pharmaceuticals,

Universal American Financial

Inc.*

230

5,612

Corp.*

1,810

19,186

Mentor Corp.†

210

5,401

American Medical Systems

Allscripts Healthcare

Holdings, Inc.*†

1,290

18,305

Solutions, Inc.*†

500

5,160

Quidel Corp.*

1,090

17,505

Corvel Corp.*

150

4,589

Isis Pharmaceuticals, Inc.*†

1,222

17,242

Cutera, Inc.*

340

4,580

Auxilium Pharmaceuticals,

PSS World Medical, Inc.*†

250

4,165

Inc.*

642

17,167

Emergent Biosolutions, Inc.*

450

4,014

Haemonetics Corp.*†

284

16,921

LCA-Vision, Inc.

270

3,375

West Pharmaceutical

Wright Medical Group, Inc.*†

130

3,138

Services, Inc.†

370

16,365

Orthofix International NV*†

70

2,784

Medcath Corp.*

880

16,016

Matria Healthcare, Inc.*

106

2,364

HMS Holdings Corp.*

560

15,988

American Dental Partners,

Nabi Biopharmaceuticals*†

3,919

15,754

Inc.*†

210

2,031

Healthspring, Inc.*

1,100

15,488

HealthExtras, Inc.*

70

1,739

Dendreon Corp.*†

3,150

15,183

Savient Pharmaceuticals,

Dionex Corp.*

197

15,167

Inc.*†

70

1,400

Salix Pharmaceuticals Ltd.*†

2,410

15,135

9

RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Vital Images, Inc.*

10

$

148

Superior Industries

Total Health Care

__________

3,770,179

International, Inc.†

1,580

$

32,785

Blyth, Inc.

1,580

31,158

CONSUMER DISCRETIONARY 9.4%

La-Z-Boy, Inc.†

3,688

30,758

Priceline.com, Inc.*†

876

105,873

World Wrestling

Chipotle Mexican Grill, Inc.*

840

81,556

Entertainment, Inc.

1,650

30,706

DeVry, Inc.†

1,750

73,220

Champion Enterprises, Inc.*†

3,030

30,391

Sotheby's Holdings, Inc. —

Cox Radio Inc. — Class A*

2,550

30,294

Class A†

2,370

68,517

Tempur-Pedic International,

Aeropostale, Inc.*†

2,260

61,269

Inc.†

2,730

30,030

Lear Corp.*

2,360

61,148

Ethan Allen Interiors, Inc.†

1,040

29,567

Bally Technologies, Inc.*†

1,700

58,378

Collective Brands, Inc.*†

2,400

29,088

Polaris Industries, Inc.†

1,370

56,184

Dress Barn, Inc.*†

2,220

28,727

Deckers Outdoor Corp.*

520

56,066

Winnebago Industries, Inc.†

1,661

28,071

J Crew Group, Inc.*

1,250

55,212

Russ Berrie & Co., Inc.*†

1,960

27,558

LKQ Corp.*

2,450

55,051

Men's Wearhouse, Inc.

1,160

26,993

Jack in the Box, Inc.*†

2,039

54,788

Hooker Furniture Corp.

1,190

26,585

Rent-A-Center, Inc.*†

2,920

53,582

Monaco Coach Corp.

2,800

26,544

Tenneco Automotive, Inc.*†

1,890

52,807

Perry Ellis International,

Wolverine World Wide, Inc.†

1,773

51,435

Inc.*†

1,210

26,414

WMS Industries, Inc.*†

1,420

51,077

Christopher & Banks Corp.†

2,490

24,875

Fossil, Inc.*†

1,480

45,199

Stewart Enterprises, Inc. —

Bright Horizons Family

Class A

3,870

24,845

Solutions, Inc.*†

1,040

44,762

Skechers U.S.A., Inc. —

Iconix Brand Group, Inc.*†

2,480

43,028

Class A*

1,210

24,454

Callaway Golf Co.†

2,910

42,719

Matthews International Corp.

Zale Corp.*†

2,130

42,089

— Class A

490

23,642

American Axle &

Cherokee, Inc.

700

23,569

Manufacturing Holdings,

Gymboree Corp.*†

580

23,130

Inc.†

2,040

41,820

Marvel Entertainment, Inc.*

840

22,504

American Greetings Corp. —

Drew Industries, Inc.*

920

22,503

Class A†

2,250

41,737

Monro Muffler Brake, Inc.

1,312

22,173

Bob Evans Farms, Inc.†

1,510

41,661

DSW, Inc.*†

1,680

21,756

Cooper Tire & Rubber Co.†

2,750

41,167

Furniture Brands

Scholastic Corp.*

1,360

41,167

International, Inc.†

1,820

21,294

Gemstar-TV Guide

FTD Group, Inc.

1,540

20,667

International, Inc.*†

8,720

40,984

Warnaco Group, Inc.*†

520

20,509

Exide Technologies*†

3,060

40,086

Charming Shoppes, Inc.*†

4,120

19,900

P.F. Chang's China Bistro,

ArvinMeritor, Inc.†

1,590

19,891

Inc.*†

1,350

38,394

Capella Education Co.*†

344

18,782

Red Robin Gourmet Burgers,

Pacific Sunwear of California,

Inc.*

1,000

37,570

Inc.*

1,430

18,032

Life Time Fitness, Inc.*

1,190

37,140

G-III Apparel Group Ltd.*

1,340

17,983

Buckle, Inc.†

790

35,337

Under Armour, Inc.*†

483

17,678

Tupperware Brands Corp.†

900

34,812

INVESTools, Inc.*†

1,599

17,573

Interactive Data Corp.†

1,210

34,449

Entravision Communications

Valassis Communications,

Corp. — Class A*

2,580

17,183

Inc.*†

3,170

34,394

Stage Stores, Inc.

1,010

16,362

Netflix, Inc.*†

986

34,165

Quiksilver, Inc.*†

1,656

16,245

Strayer Education, Inc.†

220

33,550

Ambassadors Group, Inc.

830

15,679

Unifirst Corp.†

890

33,010

Fred's, Inc.†

1,519

15,570

10

RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Marcus Corp.†

810

$

15,552

Arbitron, Inc.†

182

$

7,855

Live Nation, Inc.*†

1,270

15,405

Global Sources Ltd.*†

500

7,425

Brown Shoe Co., Inc.†

1,020

15,371

Regis Corp.

270

7,422

Lululemon Athletica, Inc.*†

530

15,068

Carter's, Inc.*

456

7,364

Maidenform Brands, Inc.*

880

14,318

Big 5 Sporting Goods Corp.

830

7,279

Cato Corp. — Class A†

950

14,193

Blue Nile, Inc.*†

130

7,039

Pinnacle Entertainment, Inc.*

1,100

14,080

Gaylord Entertainment Co.*†

220

6,664

Corinthian Colleges, Inc.*†

1,930

13,954

California Pizza Kitchen,

Ruby Tuesday, Inc.†

1,850

13,875

Inc.*†

480

6,293

Beazer Homes USA, Inc.†

1,453

13,731

Tween Brands, Inc.*

220

5,443

Buffalo Wild Wings, Inc.*†

560

13,720

A.C. Moore Arts & Crafts,

CSK Auto Corp.*†

1,470

13,686

Inc.*†

779

5,313

Texas Roadhouse Co., Inc.*†

1,390

13,622

Sally Beauty Holdings, Inc.*

760

5,244

Marinemax, Inc.*†

1,090

13,581

Entercom Communications

Amerigon, Inc.*

900

13,320

Corp.

510

5,064

DG FastChannel, Inc.*†

680

13,042

Jos. A. Bank Clothiers, Inc.*

235

4,817

Systemax, Inc.†

1,080

13,025

Jakks Pacific, Inc.*

170

4,687

Bluegreen Corp.*

1,930

12,931

Martha Stewart Omnimedia,

Noble International Ltd.

2,030

12,687

Inc.*†

620

4,607

Vail Resorts, Inc.*†

261

12,604

Media General, Inc.

290

4,066

AFC Enterprises, Inc.*

1,390

12,496

CPI Corp.†

232

4,007

Conn's, Inc.*†

746

12,167

Volcom, Inc.*

197

3,981

Sealy Corp.†

1,590

12,084

Cumulus Media, Inc. — Class

CKE Restaurants, Inc.

1,040

11,669

A*†

589

3,758

1-800-FLOWERS.com, Inc.*

1,370

11,659

BJ's Restaurants, Inc.*†

260

3,747

Spartan Motors, Inc.†

1,340

11,336

Morningstar, Inc.*

60

3,681

O'Charleys, Inc.

980

11,290

Zumiez, Inc.*†

228

3,577

Group 1 Automotive, Inc.†

480

11,270

Salem Communications Corp.

Triarc Cos., Inc. — Class B

1,628

11,249

— Class A

812

3,256

Lin TV Corp. — Class A*†

1,170

11,244

Domino's Pizza, Inc.

230

3,103

Belo Corp. — Class A†

1,059

11,194

Town Sports International

Jo-Ann Stores, Inc.*†

759

11,180

Holdings, Inc.*

480

3,077

Genesco, Inc.*†

480

11,093

McCormick & Schmick's

Journal Communications, Inc.

Seafood Restaurants, Inc.*

260

3,029

— Class A

1,490

10,996

Ambassadors International*†

370

2,742

Multimedia Games, Inc.*

2,050

10,947

Borders Group, Inc.†

420

2,465

Hayes Lemmerz International,

Aaron Rents, Inc.

110

2,369

Inc.*

3,820

10,658

Overstock.com, Inc.*†

197

2,346

NexCen Brands, Inc.*

3,030

10,393

Hibbett Sports Inc.*†

147

2,270

Sonic Corp.*†

470

10,359

Charlotte Russe Holding,

Build-A-Bear Workshop,

Inc.*

126

2,185

Inc.*†

1,090

9,908

Aftermarket Technology

Lee Enterprises, Inc.†

970

9,710

Corp.*

110

2,138

Helen of Troy Ltd.*†

560

9,391

Retail Ventures, Inc.*

400

1,940

Sonic Automotive, Inc.

450

9,247

Benihana, Inc.*

170

1,916

Sauer, Inc.†

390

8,635

Ameristar Casinos, Inc.†

100

1,825

Children's Place Retail Stores,

Citi Trends, Inc.*

90

1,661

Inc.*

350

8,596

CBRL Group, Inc.

40

1,431

Premier Exhibitions, Inc.*

1,406

8,492

M/I Homes, Inc.†

80

1,358

CKX, Inc.*

890

8,473

99 Cents Only Stores*

126

1,246

Pre-Paid Legal Services, Inc.*

196

8,312

Standard-Pacific Corp.†

228

1,108

11

RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Avatar Holdings, Inc.*

20

$

872

Parker Drilling Co.*

4,250

$

27,455

Gaiam, Inc.*

50

866

Nordic American Tanker

Hovnanian Enterprises, Inc.

Shipping†

950

26,600

— Class A*†

80

848

Arena Resources, Inc.*

620

24,000

MTR Gaming Group, Inc.*

50

350

Pioneer Drilling Co.*†

1,460

23,258

LodgeNet Interactive Corp.*

50

305

Contango Oil & Gas Co.*

359

23,195

Orbitz Worldwide, Inc.*

37

255

Dawson Geophysical Co.*

318

21,465

National CineMedia, Inc.

10

225

Berry Petroleum Co. — Class

Total Consumer Discretionary

__________

3,554,203

A

460

21,385

Willbros Group, Inc.*†

620

18,972

ENERGY 5.6%

General Maritime Corp.

748

17,660

Exterran Holdings, Inc.*†

1,690

109,073

GulfMark Offshore, Inc.*

320

17,510

Whiting Petroleum Corp.*†

1,370

88,570

Bill Barrett Corp.*†

370

17,483

Atwood Oceanics, Inc.*†

909

83,373

Newpark Resources, Inc.*†

3,400

17,340

Mariner Energy, Inc.*†

2,870

77,519

Allis-Chalmers Energy,

Alpha Natural Resources,

Inc.*†

1,249

17,224

Inc.*†

1,630

70,807

Golar LNG Ltd.†

920

16,808

PetroHawk Energy Corp.*†

3,410

68,780

Natco Group, Inc.*†

310

14,493

Penn Virginia Corp.†

1,530

67,458

Warren Resources, Inc.*

1,150

13,651

Oil States International,

Delta Petroleum Corp.*†

600

13,524

Inc.*†

1,420

63,630

Energy Partners Ltd.*

1,260

11,932

Atlas America, Inc.

910

55,000

Uranium Resources, Inc.*†

1,970

11,800

Swift Energy Co.*†

1,210

54,438

Double Hull Tankers, Inc.†

1,108

11,756

Crosstex Energy, Inc.†

1,452

49,295

Pacific Ethanol, Inc.*†

2,650

11,660

W-H Energy Services, Inc.*†

709

48,815

TXCO Resources, Inc.*†

897

11,105

Hornbeck Offshore Services,

USEC, Inc.*†

2,920

10,804

Inc.*

1,068

48,776

Oilsands Quest, Inc.*†

2,700

10,638

Stone Energy Corp.*†

910

47,602

Geokinetics, Inc.*

568

10,292

Encore Acquisition Co.*†

1,170

47,128

Dril-Quip, Inc.*

170

7,900

Rosetta Resources, Inc.*

2,270

44,651

BPZ Resources, Inc.*†

330

7,171

EXCO Resources, Inc.*

2,300

42,550

Petroleum Development

World Fuel Services Corp.

1,510

42,386

Corp.*†

70

4,849

Grey Wolf, Inc.*†

6,160

41,765

T-3 Energy Services, Inc. —

Lufkin Industries, Inc.

640

40,845

Class A*†

96

4,086

Complete Production

Matrix Service Co.*†

230

3,951

Services, Inc.*†

1,750

40,145

Union Drilling, Inc.*

120

2,099

Comstock Resources, Inc.*†

980

39,494

Gulfport Energy Corp.*

150

1,590

Hercules Offshore*†

1,530

38,434

Alon USA Energy, Inc.†

70

1,065

ATP Oil & Gas Corp.*†

1,149

37,595

Aventine Renewable Energy

Basic Energy Services, Inc.*†

1,680

37,094

Holdings, Inc.*†

160

832

Carrizo Oil & Gas, Inc.*†

620

36,747

Gulf Island Fabrication, Inc.

10

287

ION Geophysical Corp.*

2,650

36,570

Ship Finance International

Clayton Williams Energy,

Ltd.†

10

263

Inc.*†

660

34,643

Total Energy

__________

2,141,110

Bristow Group, Inc.*†

640

34,349

Bois d'Arc Energy, Inc.*†

1,490

32,020

MATERIALS 4.0%

Trico Marine Services, Inc.*

820

31,955

CF Industries Holdings, Inc.†

1,480

153,358

Petroquest Energy, Inc.*†

1,830

31,732

Terra Industries, Inc.*†

2,600

92,378

PHI, Inc.*

990

31,225

Greif, Inc. — Class A†

1,120

76,082

International Coal Group,

Quanex Corp.

1,279

66,175

Inc.*†

4,810

30,543

Hercules, Inc.

3,240

59,260

12

RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Olin Corp.†

2,960

$

58,490

ShengdaTech, Inc.*

60

$

510

Texas Industries, Inc.†

960

57,706

Kronos Worldwide, Inc.

10

242

AptarGroup, Inc.†

1,410

54,891

Total Materials

__________

1,509,684

Worthington Industries, Inc.

2,958

49,901

NewMarket Corp.†

640

48,288

CONSUMER STAPLES 2.4%

Kaiser Aluminum Corp.

669

46,362

Universal Corp.

970

63,564

Rock-Tenn Co. — Class A†

1,440

43,157

Flowers Foods, Inc.†

2,470

61,132

Hecla Mining Co.*†

3,330

37,163

Longs Drug Stores Corp.†

1,308

55,538

Ferro Corp.

2,480

36,853

Performance Food Group

A. Schulman, Inc.

1,680

34,490

Co.*†

1,508

49,281

Headwaters, Inc.*†

2,450

32,315

Casey's General Stores, Inc.†

2,163

48,884

Olympic Steel, Inc.

710

32,021

Central European Distribution

Neenah Paper, Inc.†

1,194

30,781

Corp.*

670

38,987

Glatfelter

2,030

30,673

Pilgrim's Pride Corp.†

1,900

38,437

Schweitzer-Mauduit

Winn-Dixie Stores, Inc.*

2,030

36,459

International, Inc.

1,300

30,082

Vector Group Ltd.†

1,940

34,125

Buckeye Technologies, Inc.*†

2,590

28,904

Darling International, Inc.*†

2,630

34,058

Koppers Holdings, Inc.

640

28,358

Sanderson Farms, Inc.

870

33,069

Stepan Co.

710

27,143

Spartan Stores, Inc.

1,540

32,109

Coeur d'Alene Mines Corp.*†

6,640

26,826

Pantry, Inc.*

1,500

31,620

Compass Minerals

Fresh Del Monte Produce,

International, Inc.†

420

24,772

Inc.*

810

29,484

Wausau Paper Corp.†

2,996

24,747

Chattem, Inc.*†

440

29,190

Century Aluminum Co.*†

350

23,184

J&J Snack Foods Corp.

1,030

28,294

PolyOne Corp.*

3,540

22,550

Farmer Brothers Co.

1,120

25,917

Brush Engineered Materials,

Village Super Market

490

25,235

Inc.*†

838

21,511

Ingles Markets, Inc. — Class

Calgon Carbon Corp.*†

1,190

17,909

A

980

24,098

OM Group, Inc.*

315

17,180

Nash Finch Co.†

708

24,058

Innospec, Inc.

789

16,727

Alliance One International,

Arch Chemicals, Inc.

443

16,506

Inc.*

3,670

22,167

Amcol International Corp.†

480

14,990

Central Garden and Pet Co. -

W.R. Grace & Co.*†

640

14,605

Class A*†

3,820

16,961

Schnitzer Steel Industries, Inc.

American Oriental

— Class A

200

14,204

Bioengineering, Inc.*

1,970

15,957

Sensient Technologies Corp.

440

12,976

Ruddick Corp.†

400

14,744

A.M. Castle & Co.†

430

11,610

Imperial Sugar Co., Inc.

750

14,115

Spartech Corp.

1,150

9,718

Ralcorp Holdings, Inc.*†

240

13,956

AbitibiBowater, Inc.†

679

8,766

Chiquita Brands International,

Myers Industries, Inc.

660

8,666

Inc.*†

530

12,248

H.B. Fuller Co.

400

8,164

United Natural Foods, Inc.*†

390

7,297

Minerals Technologies, Inc.†

120

7,536

Reddy Ice Holdings, Inc.†

560

7,297

LSB Industries, Inc.*

500

7,370

Green Mountain Coffee

Silgan Holdings, Inc.†

134

6,650

Roasters, Inc.*

207

6,552

Rockwood Holdings, Inc.*†

200

6,554

Hain Celestial Group, Inc.*†

207

6,106

RTI International Metals,

Cal-Maine Foods, Inc.†

110

3,672

Inc.*†

90

4,069

Synutra International, Inc.*†

106

3,312

Universal Stainless & Alloy*

120

3,565

Jones Soda Co.*†

660

2,303

Georgia Gulf Corp.†

180

1,247

Nu Skin Enterprises, Inc.

100

1,802

General Moly, Inc.*

120

959

Flotek Industries, Inc.*

37

540

13

RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Pricesmart, Inc.

60

$

1,663

Alaska Communications

Total Consumer Staples

__________

893,691

Systems Group, Inc.†

1,590

$

19,462

iPCS, Inc. — Class A

577

13,473

UTILITIES 1.8%

General Communication, Inc.

ITC Holdings Corp.†

1,210

62,993

— Class A*

1,970

12,096

Cleco Corp.†

2,366

52,478

USA Mobility, Inc.

1,104

7,882

New Jersey Resources Corp.†

1,675

52,009

Consolidated

Nicor, Inc.†

1,420

47,584

Communications

NorthWestern Corp.

1,728

42,111

Holdings, Inc.†

389

5,885

Aquila, Inc.*†

12,820

41,152

Rural Cellular Corp. — Class

Laclede Group, Inc.†

1,110

39,549

A*†

120

5,308

Otter Tail Power Co.

1,080

38,221

PAETEC Holding Corp.*

460

3,064

Portland General Electric

Total Telecommunication Services

__________

389,448

Co.†

1,668

37,614

UIL Holding Corp.

1,238

37,301

Total Common Stocks

CH Energy Group, Inc.†

919

35,749

(Cost $25,746,897)

__________

26,924,153

Westar Energy, Inc.†

1,490

33,927

Unisource Energy Corp.

1,520

33,835

Face

Piedmont Natural Gas Co.†

1,120

29,411

Amount

California Water Service

REPURCHASE AGREEMENTS

Group

575

21,936

6.7%

WGL Holdings, Inc.†

530

16,992

Collateralized by U.S. Treasury

IDACORP, Inc.†

410

13,165

Obligations

Black Hills Corp.†

320

11,450

UBS, Inc. issued 03/31/08

PNM Resources, Inc.

780

9,727

at 1.29% due 04/01/08

$  2,530,264

__________

2,530,264

Ormat Technologies, Inc.

220

9,462

Southwest Gas Corp.†

240

6,711

Central Vermont Public

Total Repurchase Agreements

Service Corp.

280

6,692

(Cost $2,530,264)

__________

2,530,264

Northwest Natural Gas Co.†

150

6,516

South Jersey Industries, Inc.†

120

4,213

SECURITIES LENDING COLLATERAL 22.4%

Avista Corp.

172

3,364

Investment in Securities Lending Short

Allete, Inc.

60

2,317

Term

El Paso Electric Co.*†

30

641

Investment Portfolio held by

Total Utilities

__________

697,120

U.S. Bank

8,472,992

__________

8,472,992

TELECOMMUNICATION SERVICES 1.0%

Total Securities Lending Collateral

Time Warner Telecom, Inc.

(Cost $8,472,992)

__________

8,472,992

— Class A*

4,060

62,889

Cogent Communications

Total Investments 100.1%

Group, Inc.*†

2,356

43,138

(Cost $36,750,152)

$

____________

37,927,409

Premiere Global Services,

Liabilities in Excess of Other

Inc.*†

2,980

42,733

Assets – (0.1)%

$

____________

(26,658)

Cincinnati Bell, Inc.*†

8,980

38,255

Net Assets – 100.0%

$

37,900,751

NTELOS Holdings Corp.

1,230

29,766

Unrealized

Syniverse Holdings, Inc.*

1,770

29,488

Contracts

Gain

Atlantic Tele-Network, Inc.

860

29,094

Futures Contracts Purchased

Cbeyond, Inc.*†

1,320

24,803

June 2008 Russell 2000 Index

Shenandoah

Mini Futures Contracts

Telecommunications Co.

1,490

22,112

(Aggregate Market Value of

Contracts $40,425,000)

588 $

833,395

14

RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Unrealized

Units

Gain (Loss)

Equity Index Swap Agreements ††

May 2008 Russell 2000 Index

Swap, Terminating 05/19/08**

(Notional Market Value

$6,287,065)

9,139 $

(40,710)

June 2008 Russell 2000 Index

Swap, Terminating 06/30/08**

(Notional Market Value

$2,038,921)

2,964

13,805

(Total Notional Market Value $8,325,986)

$

____________

(26,905)

*

Non-Income Producing Security.

**

Price Return based on Russell 2000 Index +/-

financing at a variable rate.

†

All or a portion of this security is on loan at March

31, 2008.

††

Cash was pledged as equity index swap collateral at

March 31, 2008.

15